Exhibit 10.1

FIRST AMENDMENT TO EMPLOYMENT LETTER

THIS FIRST AMENDMENT (the “Amendment”) is made and entered into as of the 7th day of May, 2026 and effective as of May 7, 2026, by and between Joelle Smith (“you”) and First Advantage Corporation (the “Employer”) (including its successors and assigns). You and the Employer are collectively referred to as the “Parties”.

WHEREAS, the Parties previously entered into that certain employment letter agreement, dated as of May 31, 2017 (the “Employment Letter”);

WHEREAS, the Parties desire to amend the Employment Letter as set forth herein;

WHEREAS, pursuant to Section 20 of the Employment Letter, the Employment Letter may be amended by written agreement of the Parties; and

WHEREAS, capitalized terms used, but not defined herein, shall have the meaning set forth in the Employment Letter.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto agree as follows:

1.
Section 8(b)(ii) is hereby replaced in its entirety with the following:

“(ii) Additional Payments Upon Termination Without Cause or Voluntarily for Good Reason. If your employment is terminated by the Employer without Cause (as hereinafter defined in Exhibit A) or in the event that you voluntarily terminate your employment with Employer for “Good Reason” (as hereinafter defined) and subject to the conditions set forth in Paragraph 8(c), you also will be entitled to continued payment of your Base Salary (“Severance Payments”) for a period of twelve (12) months (“Severance Period”), in accordance with the Employer’s standard payroll practices.”

2.
Except as expressly amended hereby, the Employment Letter shall remain in full force and effect in accordance with its original terms.
3.
This Amendment may be executed by .pdf or facsimile signatures in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned hereto set their hands and seals as of the date set forth above.

FIRST ADVANTAGE CORPORATION

By:	/s/ Bret T. Jardine
Name:	Bret T. Jardine
Title:	Chief Legal Officer

/s/ Joelle Smith
Joelle Smith